SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events.

On May 3, 2006, the Empire District Electric Company (the Company) issued a press release announcing the Missouri Public Service Commission (the Commission) issued an order May 2, 2006 clarifying that the Company may not request the implementation of an energy cost recovery mechanism while the existing Interim Energy Charge is effective. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated May 3, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

Dated: May 3, 2006	By:	/s/ Gregory A. Knapp
Name: Gregory A. Knapp
Title: Vice President - Finance and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 3, 2006.

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